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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 1, 2015

Commission File Number 001-36841

INOVALON HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	47-1830316 (I.R.S. Employer Identification No.)
4321 Collington Road, Bowie, Maryland (Address of principal executive offices)	20716 (Zip Code)

(301) 809-4000
Registrant's telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

        As previously reported, on September 1, 2015, Inovalon Holdings, Inc., ("Inovalon" or the "Company") completed its acquisition of Avalere Health, Inc. ("Avalere"). This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on September 1, 2015 to include the financial information required by Items 9.01(a) and 9.01(b), as permitted by Items 9.01(a)(4) and 9.01(b)(2), respectively, of Form 8-K.

Item 9.01    Financial Statements and Exhibits.

(a)
Financial statements of businesses acquired.

  The audited consolidated financial statements of Avalere as of December 31, 2014 and for the year ended December 31, 2014, and the unaudited condensed consolidated financial statements of Avalere as of June 30, 2015 and for the six months ended June 30, 2015 and 2014, are attached to this Form 8-K/A as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

(b)
Pro forma financial information.

  The unaudited pro forma condensed combined consolidated financial statements and explanatory notes relating to the Company's acquisition of Avalere are attached as Exhibit 99.3 to this Form 8-K/A and are incorporated herein by reference.

(d)
Exhibits.

Exhibit Number	Description
23.1	Consent of Grant Thornton LLP
99.1	Consolidated financial statements of Avalere Health, Inc., as of and for the year ended December 31, 2014.
99.2	Unaudited condensed consolidated financial statements of Avalere as of June 30, 2015 and for the six months ended June 30, 2015 and 2014.
99.3	Unaudited pro forma condensed combined consolidated financial statements and explanatory notes for the year ended December 31, 2014 and as of and for the six months ended June 30, 2015.

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 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: November 17, 2015	INOVALON HOLDINGS, INC.
	By:	/s/ THOMAS R. KLOSTER Thomas R. Kloster Chief Financial Officer

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 EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Grant Thornton LLP
99.1	Consolidated financial statements of Avalere Health, Inc., as of and for the year ended December 31, 2014.
99.2	Unaudited condensed consolidated financial statements of Avalere as of June 30, 2015 and for the six months ended June 30, 2015 and 2014.
99.3	Unaudited pro forma condensed combined consolidated financial statements and explanatory notes for the year ended December 31, 2014 and as of and for the six months ended June 30, 2015.

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  Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX